[LOGO OF FRANKLIN TEMPLETON
        INVESTMENTS]

                      TEMPLETON INTERNATIONAL (Ex EM) FUND

                        IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Special Meeting of Shareholders of Templeton International (Ex EM) Fund, a series of Templeton Global Investment Trust, scheduled for March 26, 2007 at 12 Noon, Eastern Time. They discuss a proposal to be voted on at the meeting and contain your Prospectus/Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you complete the proxy card, it tells us how you wish the individual(s) named on your proxy to vote on important issues relating to your Fund. If you complete and sign the proxy card, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the Prospectus/Proxy Statement.

   We urge you to spend a few minutes reviewing the proposal in the Prospectus/Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN (800/342-5236).

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                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.
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[LOGO OF FRANKLIN TEMPLETON
        INVESTMENTS]

                      TEMPLETON INTERNATIONAL (Ex EM) FUND
                 (a series of Templeton Global Investment Trust)

                     500 East Broward Boulevard, Suite 2100
                       Fort Lauderdale, Florida 33394-3091

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on March 26, 2007

To the Shareholders of the Templeton International (Ex EM) Fund:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Templeton International (Ex EM) Fund ("International Fund"), a series of Templeton Global Investment Trust (the "Trust"), will be held at the Trust's offices, 500 East Broward Boulevard, Suite 1200, Fort Lauderdale, Florida 33394-3091, on March 26, 2007 at 12 Noon, Eastern Time. The Meeting is being called for the following purpose:

   1. To approve an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of International Fund, and Templeton Funds, Inc. (the "Company"), on behalf of Templeton Foreign Fund ("Templeton Fund"), that provides for: (i) the acquisition of substantially all of the assets of International Fund by Templeton Fund in exchange solely for Class A, Class C and Advisor Class shares of Templeton Fund, (ii) the distribution of such shares to the shareholders of International Fund, and (iii) the complete liquidation and dissolution of International Fund. Shareholders of International Fund will receive Class A, Class C or Advisor Class shares of Templeton Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholders' Class A, Class C or Advisor Class shares of International Fund.

   A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.

   Shareholders of record as of the close of business on January 8, 2007 are entitled to notice of, and to vote at, the Meeting or any adjourned Meeting.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 16, 2007

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  You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to International Fund at any time before the proxy is exercised or by voting in person at the Meeting.
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   When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                               TABLE OF CONTENTS

                                                                          Page
                                                                         -----
Cover Page ...........................................................   Cover
Summary ..............................................................     3
   What proposal will be voted on? ...................................     3
   How will the shareholder voting be handled? .......................     3
   How do the investment goals, strategies and policies of the Funds
    compare? .........................................................     4
   What are the risks of an investment in the Funds? .................     5
   Who manages the Funds? ............................................     6
   What are the fees and expenses of each of the Funds and what might
     they be after the Transaction? ..................................     7
   How do the performance records of the Funds compare? ..............    11
   Where can I find more financial information about the Funds? ......    11
   What are other key features of the Funds? .........................    11
Reasons for the Transaction ..........................................    13
Information about the Transaction ....................................    14
   How will the Transaction be carried out? ..........................    14
   Who will pay the expenses of the Transaction? .....................    15
   What are the tax consequences of the Transaction? .................    15
   What should I know about the shares of Templeton Fund? ............    15
   What are the capitalizations of the Funds and what might the
     capitalization be after the Transaction? ........................    16
Comparison of Investment Goals, Strategies, Policies and Risks .......    17
   Are there any significant differences between the investment goals,
     strategies, policies and risks of the Funds? ....................    17
   How do the investment restrictions of the Funds differ? ...........    18
   What are the principal risk factors associated with investments in
     the Funds? ......................................................    18
Information about Templeton Fund .....................................    20
Information about International Fund .................................    21
Further Information about the Funds ..................................    21
Voting Information ...................................................    23
   How many votes are necessary to approve the Plan? .................    23
   How do I ensure my vote is accurately recorded? ...................    24

                                                                         Page
                                                                         ----

   May I revoke my proxy?.............................................    24
   What other matters will be voted upon at the Meeting?..............    24
   Who is entitled to vote?...........................................    24
   How will proxies be solicited?.....................................    25
   What other solicitations will be made?.............................    25
   Are there dissenters' rights?......................................    25
Principal Holders of Shares...........................................    25
Shareholder Proposals.................................................    27
Adjournment...........................................................    27
Glossary--Useful Terms and Definitions................................    28
Exhibits to Prospectus/Proxy Statement................................    29
Exhibit A--Form of Agreement and Plan of Reorganization between
  Templeton Global Investment Trust, on behalf of Templeton
  International (Ex EM) Fund, and Templeton Funds, Inc., on behalf
  of Templeton Foreign Fund...........................................   A-1
Exhibit B--Prospectus of Templeton Foreign Fund--Class A, Class C and
  Advisor Class, dated January 1, 2007 (enclosed)
Exhibit C--Annual Report to Shareholders of Templeton Foreign Fund for the fiscal year ended August 31, 2006 (enclosed)

                          PROSPECTUS/PROXY STATEMENT
                            Dated January 16, 2007

               Acquisition of Substantially All of the Assets of
                     TEMPLETON INTERNATIONAL (Ex EM) FUND
                (a series of Templeton Global Investment Trust)

                       By and in Exchange for Shares of

                            TEMPLETON FOREIGN FUND
                      (a series of Templeton Funds, Inc.)

   This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Templeton International (Ex EM) Fund ("International Fund"), which is a series of Templeton Global Investment Trust (the "Trust"). At the Meeting, shareholders of International Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of International Fund vote to approve the Plan, substantially all of the assets of International Fund will be acquired by Templeton Foreign Fund ("Templeton Fund"), a series of Templeton Funds, Inc. (the "Company"), in exchange for shares of Templeton Foreign Fund--Class A ("Templeton Fund Class A shares"), Templeton Foreign Fund--Class C ("Templeton Fund Class C shares") and Templeton Foreign Fund--Advisor Class ("Templeton Fund Advisor Class shares"). The principal offices of the Trust and the Company are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. You can reach the offices of both the Trust and the Company by telephone by calling 1-954-527-7500.

   The Meeting will be held at the Trust's offices, 500 East Broward Boulevard, Suite 1200, Fort Lauderdale, Florida on March 26, 2007 at 12 Noon, Eastern Time. The Board of Trustees of the Trust, on behalf of International Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about January 23, 2007.

   If International Fund shareholders vote to approve the Plan, you will receive Templeton Fund Class A shares of equivalent aggregate net asset value ("NAV") to your investment in Class A shares of International Fund ("International Fund Class A shares"), Templeton Fund Class C shares of equivalent aggregate NAV to your investment in Class C shares of International Fund ("International Fund Class C shares"), and Templeton Fund Advisor Class shares of equivalent aggregate NAV to your investment in Advisor Class shares of International Fund ("International Fund Advisor Class shares"). International Fund will then be liquidated and dissolved.

   The investment goals of International Fund and Templeton Fund are substantially similar. International Fund's investment goal is long-term capital appreciation. Templeton Fund's investment goal is long-term capital growth. Templeton Global Advisors Limited ("Global Advisors") serves as investment manager to both International Fund and Templeton Fund.

   This Prospectus/Proxy Statement gives the information about the proposed transaction and Templeton Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Templeton Fund and the proposed transaction has been filed with the SEC and can be found in the following documents:

   . The applicable Prospectus of Templeton Fund--Class A, Class C and Advisor Class dated January 1, 2007 (the "Templeton Fund Prospectus"), is enclosed with and considered a part of this Prospectus/Proxy Statement.

   . The Annual Report to Shareholders of Templeton Fund for the fiscal year ended August 31, 2006, which contains financial and performance information for Templeton Fund, is enclosed with and considered a part of this Prospectus/Proxy Statement.
   . A Statement of Additional Information ("SAI") dated January 16, 2007 relating to this Prospectus/ Proxy Statement has been filed with the SEC and is considered a part of this Prospectus/Proxy Statement.

   You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Franklin Templeton Investments at P.O. Box 33030, St. Petersburg, FL 33733-8030.

   The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

   Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

                                    SUMMARY

   This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Templeton Fund Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of Templeton Fund (enclosed as Exhibit C).

What proposal will be voted on?

   At a meeting held on December 5, 2006, the Board of Trustees of the Trust, on behalf of International Fund, considered a proposal to reorganize International Fund with and into Templeton Fund, approved the Plan and voted to recommend that shareholders of International Fund vote to approve the Plan. If shareholders of International Fund vote to approve the Plan, it will result in the transfer of substantially all of International Fund's assets to Templeton Fund, in exchange for Class A, Class C and Advisor Class shares of Templeton Fund of equivalent aggregate NAV. Your Class A, Class C and Advisor Class shares of International Fund will then be exchanged for Class A, Class C and Advisor Class shares, respectively, of Templeton Fund of equivalent aggregate NAV. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Templeton Fund shares that you receive will likely be different than the number of International Fund shares that you surrender because of the Funds' different NAVs per share. After the shares of Templeton Fund are distributed to International Fund shareholders, International Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of International Fund and will become a shareholder of Templeton Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place. The closing date of the Transaction is expected to occur on or about March 29, 2007.

   Global Advisors is the investment manager of both Templeton Fund and International Fund. While the investment goals of International Fund and Templeton Fund are substantively the same, Templeton Fund has policies that are similar, but not identical, to those of International Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of the Trust, on behalf of International Fund, has determined that the Transaction is in the best interests of International Fund and its shareholders. The Board of Trustees of the Trust and the Board of Directors of the Company also concluded that no dilution in value would result to the shareholders of International Fund or Templeton Fund, respectively, as a result of the Transaction.

   It is expected that International Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Templeton Fund shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction--What are the tax consequences of the Transaction?"

                      THE BOARD OF TRUSTEES OF THE TRUST
                 RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

How will the shareholder voting be handled?

   Shareholders of International Fund at the close of business on January 8, 2007 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. Approval of the Transaction requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of International Fund, or
(ii) 67% or more of the outstanding shares of International Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of International Fund are present or represented by proxy ("Affirmative Majority Vote"). Computershare Fund Services, Inc. has been retained by Distributors to collect and tabulate shareholder votes.

   Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card, voting by telephone or through the Internet. If you vote by these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

   You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

How do the investment goals, strategies and policies of the Funds compare?

   Although worded somewhat differently, the investment goal of each Fund is substantively the same. International Fund's investment goal is long-term capital appreciation, and Templeton Fund's investment goal is long-term capital growth. In addition, both International Fund and Templeton Fund (together referred to as the "Funds") focus their investments on equity securities, particularly common stocks, of companies located outside the United States.

   There are, however, several important differences in the Funds' investment policies. Templeton Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. Templeton Fund invests, under normal circumstances, at least 80% of its net assets in "foreign securities," as defined herein, which may include emerging markets. Templeton Fund may invest up to 100% of its assets in emerging market countries. As of November 30, 2006, Templeton Fund had invested approximately 39% of its total assets in emerging markets. International Fund under normal circumstances, however, invests at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S. The investment manager considers for investment by International Fund companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore. International Fund invests its total assets in issuers located in at least three countries. Therefore, Templeton Fund has significant investments in emerging markets countries that International Fund does not.

   In addition, although Templeton Fund invests primarily in equity securities, it has the ability to invest a percentage of its total assets in debt securities. Templeton Fund's investments in debt securities may include up to 5% of its total assets in lower rated securities (rated Ba or lower by Moody's Investors Services ("Moody's") or BB or lower by Standard & Poor's Ratings Group(R) ("S&P")) and defaulted debt securities. Similarly, International Fund may invest up to 25% of its total assets in debt securities, including lower rated securities and up to 5% in defaulted debt securities.

   Notwithstanding these differences in investment policies, each Fund invests primarily in equity securities, specifically common stocks, although Templeton Fund and International Fund have, from time to time, invested a relatively small portion of their assets in bonds.

   For more information about the investment goals, strategies and policies of International Fund and Templeton Fund, please see the section "Comparison of Investment Goals, Strategies, Policies and Risks" in this Prospectus/Proxy Statement.

What are the risks of an investment in the Funds?

   Investments in International Fund and Templeton Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goal.

   The risks associated with an investment in each Fund are generally similar with respect to the type of portfolio securities held by each Fund. These risks include those associated with equity securities, foreign investing (including currency risks) and debt securities. To the extent that a Fund invests more of its assets in a particular type of security (e.g., debt securities) than the other Fund, such Fund is more exposed to the risks associated with that type of security. Similarly, although neither Fund concentrates its investments within particular sectors (such as technology or banking), to the extent a Fund focuses on a particular sector, it will be exposed to greater risk of loss due to factors affecting that sector.

   Both Funds are subject to the risks posed by investing primarily in the equity securities of foreign companies. However, an investment in Templeton Fund may present additional risks because of its ability to invest a large percentage of its assets in emerging markets companies. Such additional risks are due to a lack of established legal, political, business and social frameworks to support emerging securities markets. Some of these additional significant risks include:

   . Political and social uncertainty (for example, regional conflicts and risk of war)
   .  Currency exchange rate volatility
   .  Pervasiveness of corruption and crime
   .  Delays in settling portfolio transactions
   .  Risk of loss arising out of systems of share registration and custody
   . Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets that are generally considered to be liquid may become illiquid for short or extended periods
   . Weaker government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.
   .  Currency and capital controls
   .  Inflation, deflation or currency devaluation
   .  Greater sensitivity to interest rate changes

   All of these factors make prices of equity securities of emerging market companies generally more volatile than equity securities of companies in developed markets, and increase the risk of loss to Templeton Fund to the extent it invests in emerging market companies.

   Although they generally have not done so in the past, both Templeton Fund and International Fund may invest in lower rated debt securities. Although such securities may offer higher yields than do higher rated securities, lower rated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Bonds rated Ba or lower by Moody's are judged to have speculative elements and are subject to substantial credit risk. Bonds rated BB or lower by S&P are regarded as having significant speculative characteristics.

   For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals, Strategies, Policies and Risks" below.

Who manages the Funds?

   The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of the Trust (in the case of International Fund) and the Board of Directors of the Company (in the case of Templeton Fund). Each Fund is a series of an open-end, registered management investment company, commonly referred to as a "mutual fund." The Trust was organized as a Delaware statutory trust on December 21, 1993.

   The Company was organized as a Maryland corporation on August 15, 1977. The Board of Directors of the Company has recommended to shareholders of the Company the approval of the reorganization of the Company from a Maryland corporation into a Delaware statutory trust (the "DST Reorganization"). The DST Reorganization, if approved by shareholders of the Company, would not be effective until after completion of the Transaction and is not expected to result in any material changes in the management of the Company or Templeton Fund. International Fund shareholders are not being asked to vote upon the DST Reorganization.

   Global Advisors is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources"). Resources is a publicly owned global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. Together, Global Advisors and its respective affiliates serve as investment manager or administrator to 46 registered investment companies, with approximately 155 U.S.-based funds or series. Resources has more than $541 billion in assets under management as of November 30, 2006. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

  Templeton Fund's lead portfolio manager is:

    Jeffrey A. Everett CFA, Director and President of Global Advisors Mr. Everett has been a manager of Templeton Fund since 2001. He joined Franklin Templeton Investments in 1989.

  The following individuals have secondary portfolio management responsibilities for Templeton Fund:

    Murdo Murchison CFA, Executive Vice President of Global Advisors
  Mr. Murchison has been a manager of Templeton Fund since 2001. He joined Franklin Templeton Investments in 1993.

    Lisa F. Myers CFA, Vice President of Global Advisors Ms. Myers has been a manager of Templeton Fund since 2002. She joined Franklin Templeton Investments in 1996.

  International Fund's portfolio managers are:

    Lisa F. Myers CFA, Vice President of Global Advisors Ms. Myers has been a manager of International Fund since 2002. She joined Franklin Templeton Investments in 1996.

    Jeffrey A. Everett CFA, Director and President of Global Advisors
  Mr. Everett has been a manager of International Fund since 1996. He joined Franklin Templeton Investments in 1989.

   Templeton Fund has a management agreement with Global Advisors under which Global Advisors receives a management fee based on the schedule below:

   Annual Rate                     Net Assets
   -----------                     -----------------------------
   0.630%                          First $1 billion
   0.615%                          Over $1 billion--$5 billion
   0.600%                          Over $5 billion--$10 billion
   0.580%                          Over $10 billion--$15 billion
   0.560%                          Over $15 billion--$20 billion
   0.540%                          Over $20 billion--$25 billion
   0.530%                          Over $25 billion--$30 billion
   0.520%                          Over $30 billion--$35 billion
   0.510%                          Over $35 billion

   For the fiscal year ended August 31, 2006, Templeton Fund paid Global Advisors $113,901,809, or 0.59% of Templeton Fund's average daily net assets.

   International Fund has a management agreement with Global Advisors under which Global Advisors receives a management fee based on the schedule below:

   Annual Rate                     Net Assets
   -----------                     -----------------------------
   0.75%                           First $1 billion
   0.73%                           Over $1 billion--$5 billion
   0.71%                           Over $5 billion--$10 billion
   0.69%                           Over $10 billion--$15 billion
   0.67%                           Over $15 billion--$20 billion
   0.65%                           Over $20 billion

   For the fiscal year ended March 31, 2006, International Fund paid Global Advisors $561,440, or 0.75% of International Fund's average daily net assets.

   Templeton Fund and International Fund pay a separate administration fee to Franklin Templeton Services, LLC ("FT Services") equal to:

   Annual Rate                     Net Assets
   -----------                     -------------------------------
   0.15%                           First $200 million
   0.135%                          Over $200 million--$700 million
   0.10%                           Over $700 million--$1.2 billion
   0.075%                          Over $1.2 billion

What are the fees and expenses of each of the Funds and what might they be after the Transaction?

   The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The tables also show the estimated fees and expenses for Templeton Fund after the Transaction. The purpose of the tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of Templeton Fund.

                         FEE TABLE FOR CLASS A SHARES OF
                      INTERNATIONAL FUND AND TEMPLETON FUND

                                                                          Actual+                  Projected++
                                                               ------------------------------   -----------------
                                                               International                     Templeton Fund
                                                                   Fund        Templeton Fund        Class A
                                                                  Class A         Class A       After Transaction
                                                               -------------   --------------   -----------------
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering
  price.......................................................    5.75%/(2)/       5.75%/(2)/        5.75%/(2)/
  Load imposed on purchases...................................    5.75%/(2)/       5.75%/(2)/        5.75%/(2)/
  Maximum deferred sales charge (load)........................    None/(3)/        None/(3)/         None/(3)/
Redemption fee on shares sold within 7 calendar days following
  their purchase date/(1)/....................................     2.00%            2.00%             2.00%

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Management fees...............................................     0.75%            0.59%             0.59%
Distribution and service (12b-1) fees.........................     0.31%            0.25%             0.25%
Other expenses (including administration fees)................     0.57%            0.32%             0.32%/(4)/
                                                               -------------   --------------   -----------------
    Total Annual Fund Operating Expenses......................     1.63%            1.16%             1.16%

--------
+ Information for International Fund is provided for the fiscal year ended March 31, 2006. Information for Templeton Fund is provided for the fiscal year ended August 31, 2006.
++ Projected expenses based on current and anticipated Templeton Fund expenses.
/(1)/ The redemption fee is calculated as a percentage of the amount redeemed
      (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section in each Fund's prospectus.
/(2)/ The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
/(3)/ There is a 1% contingent deferred sales charge that applies to investments of $1 million or more and purchases by certain retirement plans without a sales charge.
/(4)/ Included in other expenses are the one-time estimated costs of the Transaction.

Example

   This example can help you compare the cost of investing in International Fund Class A shares with the cost of investing in Templeton Fund Class A shares, both before and after the Transaction. It assumes:

   .  You invest $10,000 for the periods shown;

   .  Your investment has a 5% return each year; and

   .  The Fund's operating expenses remain the same.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 Year     3 Years   5 Years   10 Years
                                                       ------     --------  -------   --------
If you sell your shares at the end of the period:
International Fund--Class A..........................  $731/(1)/  $1,060    $1,411     $2,397
Templeton Fund--Class A..............................  $686/(1)/  $  922    $1,117     $1,903
Projected Templeton Fund--Class A (after Transaction)  $686/(1)/  $  922    $1,117     $1,903

--------
/(1)/ Assumes a contingent deferred sales charge (CDSC) will not apply.

                         FEE TABLE FOR CLASS C SHARES OF
                      INTERNATIONAL FUND AND TEMPLETON FUND

                                                                         Actual+               Projected++
                                                               ---------------------------  -----------------
                                                               International                 Templeton Fund
                                                                   Fund      Templeton Fund      Class C
                                                                  Class C       Class C     After Transaction
                                                               ------------- -------------- -----------------
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering
  price.......................................................     1.00%          1.00%           1.00%
  Load imposed on purchases...................................     None           None            None
  Maximum deferred sales charge (load)........................     1.00%          1.00%           1.00%
Redemption fee on shares sold within 7 calender days following
  their purchase date/(1)/....................................     2.00%          2.00%           2.00%

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Management fees...............................................     0.75%          0.59%           0.59%
Distribution and service (12b-1) fees.........................     1.00%          0.99%           0.99%
Other expenses (including administration fees)................     0.57%          0.32%           0.32%/(2)/
                                                                   ----           ----            ----
    Total Annual Fund Operating Expenses......................     2.32%          1.90%           1.90%

--------
+ Information for International Fund is provided for the fiscal year ended March 31, 2006. Information for Templeton Fund is provided for the fiscal year ended August 31, 2006.
++ Projected expenses based on current and anticipated Templeton Fund expenses.
/(1)/ The redemption fee is calculated as a percentage of the amount redeemed
      (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section in each Fund's prospectus.
/(2)/ Included in other expenses are the one-time estimated costs of the Transaction.

Example

   This example can help you compare the cost of investing in International Fund Class C shares with the cost of investing in Templeton Fund Class C shares, both before and after the Transaction. It assumes:

   .  You invest $10,000 for the periods shown;
   . Your investment has a 5% return each year; and . The Fund's operating expenses remain the same.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year 3 Years 5 Years 10 Years
                                                      ------ ------- ------- --------
If you sell your shares at the end of the period:
International Fund--Class C..........................  $335   $724   $1,240   $2,656
Templeton Fund--Class C..............................  $293   $597   $1,026   $2,222
Projected Templeton Fund--Class C (after Transaction)  $293   $597   $1,026   $2,222
If you do not sell your shares:
International Fund--Class C..........................  $235   $724   $1,240   $2,656
Templeton Fund--Class C..............................  $193   $597   $1,026   $2,222
Projected Templeton Fund--Class C (after Transaction)  $193   $597   $1,026   $2,222

                     FEE TABLE FOR ADVISOR CLASS SHARES OF
                     INTERNATIONAL FUND AND TEMPLETON FUND

                                                                         Actual+               Projected++
                                                               ---------------------------  -----------------
                                                               International                 Templeton Fund
                                                                   Fund      Templeton Fund   Advisor Class
                                                               Advisor Class Advisor Class  After Transaction
                                                               ------------- -------------- -----------------
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering
  price.......................................................     None           None            None
  Load imposed on purchases...................................     None           None            None
  Maximum deferred sales charge (load)........................     None           None            None
Redemption fee on shares sold within 7 calendar days following
  their purchase date/(1)/....................................     2.00%          2.00%           2.00%

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Management fees...............................................     0.75%          0.59%           0.59%
Distribution and service (12b-1) fees.........................     None           None            None
Other expenses (including administration fees)................     0.57%          0.32%           0.32%/(2)/
                                                               ------------- -------------- -----------------
    Total Annual Fund Operating Expenses......................     1.32%          0.91%           0.91%

--------
+ Information for International Fund is provided for the fiscal year ended March 31, 2006. Information for Templeton Fund is provided for the fiscal year ended August 31, 2006.
++ Projected expenses based on current and anticipated Templeton Fund expenses.
/(1)/ The redemption fee is calculated as a percentage of the amount redeemed
      (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section in each Fund's prospectus.
/(2)/ Included in other expenses are the one-time estimated costs of the Transaction.

Example

   This example can help you compare the cost of investing in International Fund Advisor Class shares with the cost of investing in Templeton Fund Advisor Class shares, both before and after the Transaction. It assumes:

   .  You invest $10,000 for the periods shown;

   .  Your investment has a 5% return each year; and

   .  The Fund's operating expenses remain the same.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year 3 Years 5 Years 10 Years
                                                            ------ ------- ------- --------
If you sell your shares at the end of the period:
International Fund--Advisor Class..........................   $134    $418    $723   $1,590
Templeton Fund--Advisor Class..............................   $ 93    $290    $504   $1,120
Projected Templeton Fund--Advisor Class (after Transaction)   $ 93    $290    $504   $1,120

  How do the performance records of the Funds compare?

   The performance of the Funds, including sales charges, as of November 30, 2006, is shown below:

Average Annual Total Returns
                                  Inception
                                     Date     1 Year   3 Year   5 Year  10 Year
                                  --------------------------------------------
International Fund--Class A...... 12/21/93    19.00%   16.67%   11.79%   8.83%
Templeton Fund--Class A..........  10/5/82    13.91%   14.75%   11.76%   8.16%
International Fund--Class C......   5/1/95    24.45%   18.24%   12.42%   8.80%
Templeton Fund--Class C..........   5/1/95    18.95%   16.16%   12.25%   7.99%
International Fund--Advisor Class   1/1/97    26.67%   19.40%   13.50%   9.97%
Templeton Fund--Advisor Class....   1/1/97    21.18%   17.32%   13.35%   9.15%

  Where can I find more financial and performance information about the Funds?

   The Templeton Fund Prospectus (enclosed as Exhibit B), as well as the current Annual Report to Shareholders (enclosed as Exhibit C), contain additional financial information about Templeton Fund, including Templeton Fund's financial performance for the past five years, under the heading "Financial Highlights." Additional performance information as of the calendar year ended December 31, 2005, including after tax return information, is contained in the Templeton Fund Prospectus under the heading "Performance." The Annual Report to Shareholders of Templeton Fund also has discussions of Templeton Fund's performance during the fiscal year ended August 31, 2006.

   The International Fund prospectus, as well as the Annual Report and Semiannual Report to Shareholders for International Fund as of March 31, 2006 and September 30, 2006, respectively, contain more financial information about International Fund, including International Fund's financial performance for the past five years, under the heading "Financial Highlights." Additional performance information as of the fiscal year ended March 31, 2006, including after tax return information, is contained in the International Fund prospectus under the heading "Performance." These documents are available free of charge upon request (see the section "Information About International Fund").

  What are other key features of the Funds?

   The Funds use the same service providers for the following services:

   Custody Services. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of both International Fund and Templeton Fund.

   Transfer Agency Services. Investor Services, an indirect wholly owned subsidiary of Resources, is the shareholder servicing and transfer agent and dividend-paying agent for International Fund and Templeton Fund.

   Administrative Services. FT Services, an indirect wholly owned subsidiary of Resources, provides certain administrative facilities and services to International Fund and Templeton Fund under the same terms and conditions.

   Distribution Services. Distributors acts as the principal underwriter in the continuous public offering of each Fund's shares under the same terms and conditions.

   Distribution and Service (12b-1) Fees. Class A and Class C of both Funds have a separate distribution or "Rule 12b-1" plan. Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

   Templeton Fund's Class A plan may pay up to 0.25% per year of the average daily net assets of Templeton Fund Class A Shares. International Fund's Class A plan may pay up to 0.35% per year of the average daily net assets of International Fund Class A Shares. Both Templeton Fund's and International Fund's Class C plans may pay up to 1% per year of the Class C's average daily net assets. For more information regarding Templeton Fund's Rule 12b-1 plans, please see "The Underwriter--Distribution and Service (12b-1) fees" in its current SAI dated January 1, 2007.

   Advisor Class shares of Templeton Fund and International Fund have not adopted a Rule 12b-1 plan.

   Purchases and Redemptions. The maximum front-end sales charge imposed on purchases of Class A shares of Templeton Fund and International Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. However, for purchases of $1 million or more, redemptions of Class A shares that were purchased without an initial sales charge generally are subject to a 1% contingent deferred sales charge ("CDSC") if you sell the shares within a certain period of time following their purchase. Class C shares of Templeton Fund and International Fund are not subject to an initial sales charge but are subject to a 1% CDSC if you sell the shares within 12 months of their purchase.

   In addition, shares of each Fund are subject to a 2% redemption fee if the shares are sold within 7 days following their purchase date.

   Shares of each Fund may be redeemed at their respective NAV per share, subject to any applicable redemption fee or CDSC. Additional information and specific instructions explaining how to buy, sell, and exchange shares of Templeton Fund are outlined in the Templeton Fund Prospectus under the heading "Your Account." The accompanying Templeton Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions."

   Dividends and Distributions. Both Funds intend to pay a dividend at least annually representing substantially all of its net investment income and to distribute capital gains, if any, annually. The amount of these distributions will vary and there is no guarantee the Funds will pay dividends.

   The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see each Fund's prospectus under the heading "Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

   The Board of Trustees of the Trust (the "Trust's Board"), on behalf of International Fund, has recommended that International Fund shareholders approve the Transaction in order to combine International Fund with a larger fund that has similar goals and investment policies.

   A meeting of the Trust's Board was held on December 5, 2006 to consider the proposed Transaction. The Trustees who are not interested persons of International Fund (the "Independent Trustees") held a separate meeting to consider this matter. The Independent Trustees and the Trust's Board have been advised on this matter by independent counsel to the Independent Trustees.

   The Trust's Board requested and received from Global Advisors written materials containing relevant information about Templeton Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

   The Trust's Board considered the potential benefits and costs of the Transaction to International Fund shareholders. The Trust's Board reviewed detailed information about: (1) the investment objectives and policies of Templeton Fund; (2) the portfolio management of Templeton Fund; (3) the financial and organizational strength of Global Advisors; (4) the comparability of the investment goals, policies, restrictions and investments of International Fund with those of Templeton Fund; (5) the comparative short-term and long-term investment performance of International Fund and Templeton Fund;
(6) the current expense ratios of International Fund and Templeton Fund;
(7) the agreement by Global Advisors to pay 50% of the expenses related to the Transaction; (8) the tax consequences of the Transaction to International Fund and its shareholders; and (9) the general characteristics of investors in International Fund.

   The Trust's Board also considered that: (a) the investment advisory fee for Templeton Fund was significantly lower than such fee for International Fund;
(b) the relatively small asset size of International Fund has prevented it from realizing significant economies of scale in reducing its expense ratio; and
(c) based on International Fund's historical asset growth and projected sales activity, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale.

   Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trust's Board, including all of the Independent Trustees, concluded that the Transaction is in the best interests of the shareholders of International Fund and that no dilution of value would result to the shareholders of International Fund from the Transaction. The Trust's Board approved the Plan on December 5, 2006 and recommended that shareholders of International Fund vote to approve the Transaction.

   The Board of Directors of the Company, on behalf of Templeton Fund, also concluded that the Transaction is in the best interests of Templeton Fund and its shareholders and that no dilution of value would result to the shareholders of Templeton Fund from the Transaction.

 FOR THE REASONS DISCUSSED ABOVE, THE TRUST'S BOARD UNANIMOUSLY RECOMMENDS THAT
                             YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

   This is only a summary of the Plan. You should read the actual Plan, which is attached as Exhibit A, for complete information about the Transaction.

  How will the Transaction be carried out?

   If the shareholders of International Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. The Trust and the Company will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of International Fund do not approve the Plan, the Transaction will not take place.

   Until the close of business on the day of the Meeting, you may continue to add to your existing account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of International Fund approve the Plan at the Meeting, shares of International Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

   If the shareholders of International Fund approve the Plan, International Fund will transfer substantially all of its assets to Templeton Fund on the closing date, which is scheduled on or about March 29, 2007, but which may occur on a later date as the Trust and the Company may agree. In exchange, the Company will issue shares of Templeton Fund of the corresponding Class that have an aggregate NAV equal to the dollar value of the assets delivered to Templeton Fund. The Trust will distribute the Templeton Fund shares it receives to the shareholders of International Fund. Each shareholder of International Fund will receive a number of Templeton Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of International Fund. The stock transfer books of International Fund will be permanently closed as of 4:00 p.m., Eastern Time, on the closing date. International Fund will only accept requests for redemptions received in proper form before 4:00 p.m., Eastern time, on the closing date. Requests received after that time will be considered requests to redeem shares of Templeton Fund. As soon as is reasonably practicable after the transfer of its assets, International Fund will pay or make provision for payment of all its liabilities. International Fund will then terminate its existence as a separate series of the Trust.

   To the extent permitted by law, the Trust and the Company may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

   Each of the Trust and the Company has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of the Trust and the Company under the Plan with respect to International Fund or Templeton Fund, respectively, are subject to various conditions, including:

   . the Company's Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);
   . the shareholders of International Fund shall have approved the Transaction; and
   . the Trust and the Company shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for International Fund, Templeton Fund or their shareholders.

   If the Trust and the Company agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of International Fund.

   Following the closing date, until outstanding certificates for shares of International Fund are surrendered, certificates for shares of International Fund shall be deemed, for all Templeton Fund purposes, to evidence ownership of the appropriate number of Templeton Fund shares into which the shares of International Fund have been converted.

  Who will pay the expenses of the Transaction?

   Global Advisors will pay 50% of the expenses resulting from the Transaction, including the costs of the proxy solicitation, and each Fund will pay 25% of such expenses.

  What are the tax consequences of the Transaction?

   The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to Templeton Fund and International Fund, (i) that shareholders of International Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of International Fund for shares of Templeton Fund, and (ii) that neither Templeton Fund nor its shareholders will recognize any gain or loss upon Templeton Fund's receipt of the assets of International Fund. In addition, the holding period and aggregate tax basis for Templeton Fund shares that are received by an International Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of International Fund previously held by such shareholder.

   Capital losses can generally be carried forward to each of the eight
(8) taxable years succeeding the loss year to offset future capital gains. Following the Transaction, any capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments) of International Fund will be subject to an annual limitation for federal income tax purposes. This limitation will be increased by the amount of any net unrealized appreciation of investments, if any, of International Fund on the Closing Date. This limitation may result in a portion of the capital loss carryovers of International Fund, which might otherwise have been utilized to offset future capital gains, to expire unutilized. At its fiscal year ended March 31, 2006, International Fund had tax basis capital loss carryovers of $1,152,182, expiring on March 31, 2012. As of September 30, 2006, International Fund had net unrealized appreciation in value of investments for tax purposes of $23,977,818. This limitation on use of International Fund's capital loss carryovers, given the amount of its net unrealized appreciation of investments relative to the amount of its capital loss carryover, is not likely to be meaningful.

   After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

  What should I know about the shares of Templeton Fund?

   Class A, Class C and Advisor Class shares of Templeton Fund will be distributed to Class A, Class C and Advisor Class shareholders of International Fund, respectively, and generally will have the same legal characteristics as the shares of International Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Templeton Fund issues other classes of shares, which have different expenses than Templeton Fund Class A, Class C and Advisor Class shares. Templeton Fund is a series of the Company, and International Fund is a series of the Trust. The Trust is organized as a Delaware statutory trust. The Company is organized as a Maryland corporation. Former shareholders of International Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Templeton Fund until International Fund certificates have been returned.

   In addition, the Board of Directors of the Company has submitted a proposal to shareholders of the Company to reorganize the Company from a Maryland corporation into a newly formed Delaware statutory trust (the "Delaware Statutory Trust"). If current Company shareholders approve the DST Reorganization, the assets and liabilities of Templeton Fund will be transferred to a separate series of the Delaware Statutory Trust to be called Templeton Foreign Fund (the "New Templeton Fund"), and shareholders of Templeton Fund, on the day the DST Reorganization takes place, will receive shares of the New Templeton Fund in exchange for their shares of Templeton Fund. International Fund shareholders are not being asked to vote on the DST Reorganization. The Delaware Statutory Trust will continue to operate in substantially the same manner as the Company has operated as a Maryland corporation. The DST Reorganization, if approved by shareholders, is not expected to take place, however, until after the anticipated closing date of the Transaction. Therefore, if International Fund shareholders approve the Transaction, International Fund shareholders will receive Class A, Class C and Advisor Class shares of Templeton Fund, as appropriate, on the closing date. And, if current shareholders of the Company approve the DST Reorganization, then former International Fund shareholders who hold Class A, Class C or Advisor Class shares of Templeton Fund on the effective date of the DST Reorganization will receive Class A, Class C or Advisor Class shares, respectively, of the New Templeton Fund of equal value to, and in exchange for, the Class A, Class C and Advisor Class shares of Templeton Fund and will become shareholders of the New Templeton Fund.

  What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

   The following table sets forth, as of November 30, 2006, the capitalization of International Fund and Templeton Fund. The table also shows the projected capitalization of Templeton Fund as adjusted to give effect to the proposed Transaction. The capitalization of Templeton Fund and its classes is likely to be different when the Transaction is consummated.

                                                                     Templeton Fund--
                                        International   Templeton    Projected After
                                            Fund          Fund         Transaction
                                         (unaudited)   (unaudited)    (unaudited)**
                                        ------------- -------------- ----------------
Net assets (all classes)* (thousands)..  $   96,472   $   18,142,528  $   18,238,969
Total shares outstanding (all classes)*   5,013,623    1,341,001,302   1,348,155,091

Class A net assets (thousands).........  $   60,666   $   13,908,955  $   13,969,593
Class A shares outstanding.............   3,133,610    1,026,034,925   1,030,507,890
Class A net asset value per share......  $    19.36   $        13.56  $        13.56

Class C net assets (thousands).........  $   35,049   $    1,510,372  $    1,545,411
Class C shares outstanding.............   1,841,057      113,142,069     115,766,870
Class C net asset value per share......  $    19.04   $        13.35  $        13.35

Advisor Class net assets (thousands)...  $      758   $    2,267,114  $    2,267,869
Advisor Class shares outstanding.......      38,956      167,742,812     167,798,835
Advisor Class net asset value per share  $    19.45   $        13.52  $        13.52

--------
* International Fund only offers Class A, Class C and Advisor Class shares. Templeton Fund has five classes of shares: Class A, Class B, Class C, Class R and Advisor Class.
** The projected capitalization of Templeton Fund after the Transaction includes the estimated expenses of the Transaction borne by Templeton Fund and International Fund.

         COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

   This section describes and compares the key differences between the investment goals, strategies and principal policies of the Funds as well as the risks associated with such goals, strategies and policies. The investment goal and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the Affirmative Majority Vote, as defined herein, of that Fund's outstanding shares. Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of Templeton Fund's investment policies and risks, you should read the Templeton Fund Prospectus, which is enclosed with this Prospectus/Proxy Statement as Exhibit B, and the SAI relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.

  Are there any significant differences between the investment goals, strategies, policies and risks of the Funds?

   Although worded somewhat differently, the investment goal of each Fund is substantively the same. International Fund's investment goal is long-term capital appreciation, and Templeton Fund's investment goal is long-term capital growth. In addition, each Fund focuses its investments on equity securities of companies located outside the United States. There are, however, several important differences between the investment strategies of each Fund.

   Templeton Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. The Fund invests, under normal circumstances, at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. Templeton Fund may invest up to 100% of its assets in emerging market countries. As of November 30, 2006, Templeton Fund had invested approximately 39% of its total assets in emerging markets countries.

   For purposes of Templeton Fund's investments, "foreign securities" means those securities issued by companies:

   . whose principal securities trading markets are outside the U.S.; or . that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or . that derive 50% or more of their assets outside the U.S.; or . that are linked to non-U.S. dollar currencies; or . that are organized under the laws of, or with principal offices in, a country other than the U.S.

   International Fund under normal circumstances invests at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S. The investment manager considers for investment companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore. The Fund invests its assets in issuers located in at least three countries.

   Moreover, International Fund can invest up to 25% of its total assets in debt securities, including lower-rated securities (rated Ba or lower by Moody's or BB or lower by S&P), unrated securities of comparable quality and up to 5% of its total assets in defaulted debt securities. While Templeton Fund invests primarily in equity securities ("primary" is defined in the Fund's SAI as 66% to 80% of the Fund's total assets), it has the ability to invest the remaining portion of its total assets in debt securities. Templeton Fund's investment in debt securities may include up to 5% of its total assets in lower rated securities, unrated securities of comparable quality and defaulted debt securities. The additional risks associated with investments in lower-rated debt securities, defaulted debt securities and unrated debt securities are described below. As of November 30, 2006, neither International Fund nor Templeton Fund were invested in lower-rated debt securities, defaulted debt securities or unrated debt securities.

   There are also differences in the Funds' other investment policies. Both Templeton Fund and International Fund may invest in a wide range of derivatives, including swap agreements. Only Templeton Fund may invest in OTC options on securities, indices and futures although it currently does not do so. Pursuant, however, to derivative guidelines adopted by the Company's Board of Directors and the Trust's Board of Trustees, no more than 5% of either Fund's total assets may be invested in, or exposed to, options, collars and swap agreements (as measured at the time of the investment). Each Fund currently may not invest in futures contracts.

   Both Templeton Fund and International Fund may invest in convertible securities, including convertible debt securities and convertible preferred stock. International Fund may also invest in synthetic convertible securities.

   Notwithstanding the differences in the investment policies of the Funds, each Fund primarily invests in equity securities, specifically common stocks.

  How do the investment restrictions of the Funds differ?

   The Funds' fundamental investment policies or restrictions are substantially similar. There is a minor difference in the Funds' investment restriction relating to investments in real estate. Unlike Templeton Fund, the International Fund's investment restriction clarifies that the restriction does not prevent the Fund from making, purchasing or selling real estate mortgage loans. The Company's Board of Directors has recommended to shareholders that they approve an amendment to the current restriction relating to investments in real estate to add the clarifying language relating to investments in real estate mortgages. Both the International Fund and Templeton Fund currently have an identical investment restriction relating to lending. The Company's Board of Directors, however, has recommended to shareholders that they approve an amendment to Templeton Fund's fundamental investment restriction relating to lending, which provides Templeton Fund with greater flexibility by permitting it to lend up to one-third of its total assets to other persons (including other investment companies as permitted by the 1940 Act and any exemptions therefrom).

  What are the principal risk factors associated with investments in the Funds?

   Like all investments, an investment in either Fund involves risk. These risks are summarized below. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' respective goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

   Common Stocks Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the relevant securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

   Preferred Stocks Preferred stocks are equity securities that typically pay dividends at a specified rate and have a preference over common stock in the payment of dividends and the liquidation of assets. Although preferred stockholders typically receive a greater amount of dividends than common stockholders, preferred stocks may appreciate less than common stocks. In addition, preferred stocks may have fewer voting rights than common stocks.

   Foreign Securities Investing in foreign securities, including the securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in a Fund and affect its share price.

   . Currency Exchange Rates Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

   . Political and Economic Developments The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund's investments.

   . Trading Practices Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

   . Availability of Information Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

   . Limited Markets Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices.

   Emerging Markets Unlike International Fund, Templeton Fund may invest in emerging markets and, as a result, Templeton Fund is subject to the additional risks associated with such investments. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly.

These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

   Debt Securities The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. To the extent that a Fund holds debt securities in its portfolio, these changes in market value will be reflected in the Fund's net asset value.

   Lower Rated Debt Securities Although they may offer higher yields than do higher rated securities, lower rated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Bonds rated Ba or lower by Moody's are judged to have speculative elements and are subject to substantial credit risk. Bonds rated B by S&P are regarded as more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's obligation or willingness to meet its financial commitment on the obligation.

   Defaulted Debt Securities The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders. Defaulted debt securities are lower rated securities and are subject to a Fund's limitation in lower rated securities.

   Unrated Debt Securities Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Fund's manager to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.

                        INFORMATION ABOUT TEMPLETON FUND

   Information about Templeton Fund is included in the Templeton Fund Prospectus, which is enclosed with and incorporated by reference into (is considered a part of) this Prospectus/Proxy Statement. Additional information about Templeton Fund is included in its SAI dated January 1, 2007, which is incorporated into the Templeton Fund Prospectus and considered a part of this Prospectus/Proxy Statement. Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2006, is enclosed with and considered a part of this Prospectus/Proxy Statement. In addition, an SAI dated January 16, 2007 relating to this Prospectus/Proxy Statement has been filed with the SEC and is considered part of this Prospectus/Proxy Statement. You may request a free copy of either SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Templeton Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

   The Company files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. Also, you can obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC's Internet site at www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

                      INFORMATION ABOUT INTERNATIONAL FUND

   Information about International Fund is included in the current International Fund's Prospectus, which is incorporated into this Prospectus/Proxy Statement by reference, as well as International Fund's SAI dated August 1, 2006, the Trust's Annual Report to Shareholders dated March 31, 2006 and Semiannual Report to Shareholders dated September 30, 2006. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to International Fund by calling 1-800/DIAL BEN or by writing to International Fund, P.O. Box 33030, St. Petersburg, FL 33733-8030. Reports and other information filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. Also, you can obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC's Internet site at www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

                       FURTHER INFORMATION ABOUT THE FUNDS

   The following is a discussion of certain principal differences between the organization of each Fund and, where applicable, of the Delaware Statutory Trust. More detailed information about each Fund's current corporate structure is contained in each Fund's SAI.

   In addition, unless otherwise noted, the terms "Fund" and "Funds" below include the New Templeton Fund if the Company is reorganized into a Delaware Statutory Trust, as proposed by management.

   Comparison of Capital Structure. International Fund is one series of the Trust, which was organized as a Delaware business trust (now referred to as a Delaware statutory trust) pursuant to a Trust Instrument dated December 21, 1993, and amended and restated as of October 18, 2006. The number of shares of International Fund is unlimited, each having a par value of $0.01 per share. International Fund may issue fractional shares.

   Templeton Fund is one series of the Company, which was incorporated under the Maryland General Corporation Law (the "Maryland Code") on August 15, 1977. The Company has authorized capital of 3,900,000,000 shares of common stock, par value $1.00 per share, which has been allocated to Templeton Fund as follows:
2,000,000,000--Templeton Fund Class A shares; 100,000,000 Templeton Fund Class B shares; 300,000,000 Templeton Fund Class C shares; 100,000,000 Templeton Fund Class R shares; and 200,000,000 Templeton Fund Advisor Class shares, with an aggregate par value of $2,700,000,000. Templeton Fund may also issue fractional shares. The New Templeton Fund will be one series of the Delaware Statutory Trust. The number of shares of the New Templeton Fund will be unlimited, each without par value. The New Templeton Fund will be able to issue fractional shares.

   Shares of both International Fund and Templeton Fund are, and shares of the New Templeton Fund will be, fully paid and nonassessable and have, or will have, no preference, preemptive or subscription rights. International Fund and Templeton Fund shareholders have no appraisal rights. Similarly, shareholders of the New Templeton Fund will have no appraisal rights.

   Comparison of Voting Rights. For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees or Directors, as appropriate. Quorum for a shareholders' meeting of the Trust and the Delaware Statutory Trust is forty per cent (40%) of the shares entitled to vote, which are present in person or by proxy. Quorum for a shareholders' meeting of the Company is generally a majority of the shares entitled to vote at the meeting, present in person or by proxy.

   The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters: specifically, for the election of Trustees/Directors, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

   In addition, shareholders of Templeton Fund, the Trust and the Delaware Statutory Trust are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed, and, for the Trust and for the Delaware Statutory Trust, by their Declaration of Trusts. In most instances, the rights to vote on these matters are similar between Templeton Fund, the Trust and the Delaware Statutory Trust. For example, in the case of Templeton Fund, under the Maryland Code shareholders have the power to vote: (1) for the election of directors, (2) for certain amendments to the Company's charter,
(3) mergers and consolidations, (4) statutory share exchanges and
(5) dissolutions. In the cases of the Trust and the Delaware Statutory Trust, their Trust Instruments specifically give shareholders the power to vote:
(1) for the election of Trustees at a meeting called for the purpose of electing Trustees, (2) with respect to certain amendments to the Declaration of Trust as required by the Declaration of Trust, the 1940 Act or the requirements of any securities exchanges on which shares are listed for trading, and (3) on such matters as required by the Declaration of Trust, the by-laws, the 1940 Act and any registration statement of the Trust or Delaware Statutory Trust filed with the SEC, or as the Trustees may consider necessary or desirable.

   A majority of the Company's shares voted in person or by proxy is required on any matters presented for shareholder vote, except where the Articles of Incorporation for the Company, its by-laws or applicable law provide otherwise. In the case of the Trust and the Delaware Statutory Trust, a majority of the shares voted is required in all matters other than the election of trustees, where a quorum is present, unless the Declaration of Trust, by-laws or applicable law provide otherwise. Trustees of the Trust and the Delaware Statutory Trust and Directors of the Company are elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders meeting at which a quorum is present.

   The organizational documents for each Fund establish the maximum number of days prior to a shareholders' meeting during which a record date may be set by that Fund's Board. The maximum number of days is 90 for the Company and 120 for the Trust and the Delaware Statutory Trust.

   Comparison of Legal Structures. Mutual funds, such as the Trust and the Delaware Statutory Trust, formed under the Delaware Statutory Trust Act ("DSTA") are granted a significant amount of operational flexibility to adopt features, rights and obligations of the statutory trust and its trustees and shareholders in their charter instruments. Investment companies organized as Delaware statutory trusts have been able to benefit from this flexibility to streamline their operations and minimize expenses. To a similar effect, the Maryland Code contains provisions specifically designed for investment companies, such as the Company, which take into account their unique structure and operations, and allow such investment companies to simplify their operations by reducing administrative burdens generally to operate more efficiently. For example, as with Delaware statutory trusts, funds organized as Maryland corporations are not required to hold annual stockholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or by-laws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting.

   However, funds organized as Delaware statutory trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

   Limited Liability for Shareholders. Under the Delaware Act, shareholders of the Trust, including International Fund, and shareholders of the Delaware Statutory Trust, including the New Templeton Fund, are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under Delaware General Corporation Law. Under the Maryland Code, the shareholders of Templeton Fund are not subject to any personal liability for any claims against or liabilities of Templeton Fund or the Company solely by reason of being or having been a shareholder of Templeton Fund.

   Board of Trustees/Board of Directors. Pursuant to the laws of Delaware and the Trust's Trust Instrument, the responsibility for the management of the Trust is vested in its Board of Trustees, which, among other things, is empowered by the Trust's Trust Instrument to elect the officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Trust Instrument, no Trustee of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Delaware Statutory Trust's Declaration of Trust has substantially the same provisions.

   Pursuant to the Maryland Code and the Company's Articles of Incorporation, the responsibility for the management and the exercise of the powers of the Company and Templeton Fund are vested in its Board of Directors. Under the Maryland Code, a director is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of Templeton Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will not be liable by reason of having been a director. In addition, the Company's Articles of Incorporation and By-Laws provide further indemnification of directors and officers of the Company for acts done in good faith and limit their personal liability for monetary damages.

   Inspection Rights. Each Fund provides certain inspection rights to shareholders of its books and records, at least to the extent required by applicable law.

   Legal Proceedings. For information about material pending legal proceedings and regulatory matters, please see the section entitled "Management" in each Fund's prospectus.

                               VOTING INFORMATION

  How many votes are necessary to approve the Plan?

   An Affirmative Majority Vote, as defined herein, of the outstanding voting securities of the International Fund is required to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of International Fund held at the close of business on January 8, 2007 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

   Forty per cent (40%) of International Fund's aggregate shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the meeting; abstentions will be treated as votes cast at such meeting, but broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan.

  How do I ensure my vote is accurately recorded?

   You can vote in any one of three ways:

   .  By mail, with the enclosed proxy card.
   .  In person at the Meeting.
   . By telephone or through the Internet. If your account is eligible, separate instructions are enclosed.

   A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to International Fund. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  What other matters will be voted upon at the Meeting?

   The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

  Who is entitled to vote?

   Shareholders of record of International Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 3,202,275 outstanding Class A shares, 1,854,697 outstanding Class C shares and 46,868 outstanding Advisor Class shares of International Fund.

  How will proxies be solicited?

   InvestorConnect, a division of The Altman Group, a professional proxy solicitation firm (the "Solicitor"), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $9,000 to $17,000. The International Fund expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of International Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board of the Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person.

  What other solicitations will be made?

   International Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

  Are there dissenters' rights?

   Shareholders of International Fund will not be entitled to any "dissenters' rights" because the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your Templeton Fund shares or exchange them for shares of certain other funds in Franklin Templeton Investments. Redemptions are subject to the terms in the prospectus of the respective Fund.

                           PRINCIPAL HOLDERS OF SHARES

   As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of International Fund. In addition, as of the Record Date, the officers and directors of the Company, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Templeton Fund. From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of either Fund, except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of Templeton Fund or International Fund.

Name and Address                             Share Class  Percentage (%)
----------------                             -----------  --------------
Templeton Fund

NFS LLC FEBO                                   Class A         7.16
FIIOC as Agent for Qualified
Employee Benefit Plans 401k FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015

Citigroup Global Markets Inc.                  Class C        17.85
333 W 34th St. 3rd Floor
New York, NY 10001-2402

NFS LLC FEBO                                 Advisor Class    16.66
FIIOC as Agent for Qualified
Employee Benefit Plans 401k FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015

The Equitable Life Assurance                 Advisor Class     6.42
Society SA 191 for the ADA
Templeton Foreign Fund
Alliance Capital
500 Plaza Dr. 6th Fl.
Secaucus, NJ 07094-3619

Standard Insurance Co.                       Advisor Class     5.52
Attn. Separate Account
1100 SW Sixth Ave.
Portland, OR 97204-1020

International Fund

NFS LLC FEBO                                   Class A        13.45
USB FBO Trust Operations
1555 N River Center, Ste 210
Milwaukee, WI 53212

Citigroup Global Markets Inc.                  Class C        29.67
333 W 34th St. 3rd Floor
New York, NY 10001-2402

Name and Address                              Share Class  Percentage (%)
----------------                              ----------- --------------

Ellard Co                                    Advisor Class     46.58
c/o Fiduciary Trust Co. Int'l
PO Box 3199
Church Street Station
New York, NY 10008

FTB&T Cust. for the Simple-IRA               Advisor Class     5.83
Atropical Realty ATR Mgmt Corp.
7091 NW 8th Ct
Plantation, FL 33317-1114

   Upon completion of the Transaction, it is not expected that those persons disclosed above as owning 5% or more of International Fund's outstanding Class A, Class C or Advisor Class shares will own in excess of 5% of the then outstanding Class A, Class C or Advisor Class shares of Templeton Fund. It is also not expected that the percentage ownership of Templeton Fund by those persons listed above will materially change as a result of the Transaction.

                              SHAREHOLDER PROPOSALS

   The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091,
Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                                   ADJOURNMENT

   The holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president may adjourn the Meeting. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment.

                                          By Order of the Board of Trustees,

                                          Robert C. Rosselot
                                          Secretary

January 16, 2007

                                    GLOSSARY

Useful Terms and Definitions

   Affirmative Majority Vote--the affirmative vote of the lesser of: (i) a majority of the outstanding shares of International Fund, or (ii) 67% or more of the outstanding shares of International Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of International Fund are present or represented by proxy.

   1940 Act--Investment Company Act of 1940, as amended

   Distributors--Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

   Franklin Templeton Funds--The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Franklin Mutual Recovery Fund.

   Franklin Templeton Investments--All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company.

   FT Services--Franklin Templeton Services, LLC, the administrator for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate to each Fund's investment manager and principal underwriter.

   Global Advisors--Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas, the investment manager for the Funds.

   Investor Services--Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA, the shareholder servicing, transfer agent and dividend-paying agent for the Funds.

   Net Asset Value (NAV)--The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

   Resources--Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

   SAI--Statement of Additional Information

   SEC--U.S. Securities and Exchange Commission

   Securities Dealer--A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

   Solicitor--InvestorConnect, a division of The Altman Group

   U.S.--United States

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

    A. Form of Agreement and Plan of Reorganization by Templeton Global Investment Trust, on behalf of International Fund, and Templeton Funds, Inc., on behalf of Templeton Fund (attached)
    B. Prospectus of Templeton Fund--Class A, Class C and Advisor Class shares, dated January 1, 2007 (enclosed)
    C. Annual Report to Shareholders of Templeton Fund for the fiscal year ended August 31, 2006 (enclosed)

                                                                      Exhibit A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this
[       ] day of [           ], 2007, by and between Templeton Global
Investment Trust (the "Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, on behalf of its series, Templeton International (Ex EM) Fund ("International Fund"), and Templeton Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland, with its principal place of business at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, on behalf of its series, Templeton Foreign Fund ("Templeton Fund").

                             PLAN OF REORGANIZATION

   The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Company, on behalf of Templeton Fund, of substantially all of the property, assets and goodwill of International Fund in exchange solely for full and fractional Class A, Class C and Advisor Class shares of common stock, par value $1.00 per share, of Templeton Fund ("Templeton Fund Shares"); (ii) the distribution of Templeton Fund Shares to the shareholders of Class A, Class C and Advisor Class shares of International Fund (the "International Fund Shares"), respectively, according to their respective interests in International Fund in complete liquidation of International Fund; and (iii) the dissolution of International Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

                                    AGREEMENT

   In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. Sale and Transfer of Assets, Liquidation and Dissolution of International
Fund.

   (a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of the Company, on behalf of Templeton Fund, herein contained, and in consideration of the delivery by the Company of the number of Templeton Fund Shares hereinafter provided, the Trust on behalf of International Fund agrees that it will convey, transfer and deliver to the Company, for the benefit of Templeton Fund, at the Closing all of International Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (ii) pay such contingent liabilities as the Board of Trustees of the Trust shall reasonably deem to exist against International Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on International Fund's books (hereinafter "Net Assets"). Neither the Company nor

Templeton Fund shall assume any liability of International Fund or the Trust, and International Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above. International Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

   (b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of the Trust, on behalf of International Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Company agrees at the Closing to deliver to the Trust the number of Templeton Fund Shares, determined by dividing the net asset value per share of each of Class A, Class C and Advisor Class shares of International Fund by the net asset value per share of each of Class A, Class C and Advisor Class shares of Templeton Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C and Advisor Class shares, respectively, of International Fund, as of 4:00 p.m., Eastern Time, on the Closing Date. The Templeton Fund Shares delivered to the Trust at the Closing shall have an aggregate net asset value equal to the value of the International Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified herein.

   (c) Immediately following the Closing, the Trust shall dissolve International Fund and distribute pro rata to International Fund's shareholders of record as of the close of business on the Closing Date, Templeton Fund Shares received by International Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Templeton Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Templeton Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of International Fund shall be entitled to surrender the same to the transfer agent for Templeton Fund in exchange for the number of Templeton Fund Shares of the same class into which the International Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Templeton Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of International Fund shall be deemed for all Templeton Fund purposes to evidence ownership of the number of Templeton Fund Shares into which the International Fund Shares (which prior to the Closing were represented thereby) have been converted.

   (d) At the Closing, each shareholder of record of International Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of International Fund that such person had on such Distribution Record Date.

   (e) All books and records relating to International Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Company from and after the date of this Plan, and shall be turned over to the Company on or prior to the Closing.

2. Valuation.

   (a) The net asset value of Templeton Fund Shares and International Fund Shares and the value of International Fund's Net Assets to be acquired by Templeton Fund hereunder shall in each case be computed as of 4:00 p.m., Eastern Time, on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of Templeton Fund Shares and International Fund Shares and the value of International Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Templeton Fund and International Fund.

   (b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Templeton Fund Shares or International Fund Shares or the value of International Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

   (c) All computations of value regarding the net asset value of Templeton Fund Shares and International Fund Shares and the value of International Fund's Net Assets shall be made by the administrator to Templeton Fund; provided, however, that all computations of value shall be subject to review by International Fund.

3. Closing and Closing Date.

   The Closing Date shall be [March 29], 2007 or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust at 5:00 p.m., Eastern time, on the Closing Date. The Trust on behalf of International Fund shall have provided for delivery as of the Closing of those Net Assets of International Fund to be transferred to the account of Templeton Fund's Custodian, JPMorgan Chase Bank, Network Management, 4 Chase MetroTech Center--10th Floor, Brooklyn, NY 11245. Also, the Trust, on behalf of International Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of each class of International Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m., Eastern Time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Company on behalf of Templeton Fund shall issue and deliver a certificate or certificates evidencing Templeton Fund Shares to be delivered to the account of International Fund at said transfer agent registered in such manner as the officers of the Trust on behalf of International Fund may request, or provide evidence satisfactory to the Trust that such Templeton Fund Shares have been registered in an account on the books of Templeton Fund in such manner as the officers of the Trust on behalf of International Fund may reasonably request.

4. Representations and Warranties by the Company on behalf of Templeton Fund.

   The Company, on behalf of Templeton Fund, represents and warrants to the Trust that:

   (a) Templeton Fund is a series of the Company, a corporation organized under the laws of the State of Maryland on August 15, 1977, and is validly existing under the laws of that State. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Templeton Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

   (b) The Company is authorized to issue three billion nine hundred million shares of common stock of Templeton Fund, par value $1.00 per share, each outstanding share of which is, and each share of which when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. The Company currently issues shares of two (2) series, including Templeton Fund. Templeton Fund is further divided into five classes of shares of which Templeton Fund Shares represent three classes: Class A, Class C and Advisor Class shares of common stock. No shareholder of the Company shall have any option, warrant or preemptive right of subscription or purchase with respect to Templeton Fund Shares.

   (c) The financial statements appearing in Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2006, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the Trust, and any interim unaudited financial statements, copies of which may be furnished to the Trust, fairly present the financial position of Templeton Fund as of their respective dates and the results of Templeton Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of Templeton Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Templeton Fund.

   (e) The Company has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. The Company has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct Templeton Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

   (f) The Company, on behalf of Templeton Fund, is not a party to or obligated under any provision of its Articles of Incorporation, as amended ("Articles of Incorporation") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Templeton Fund or the Company of the transactions contemplated by the Plan, except for the registration of Templeton Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

   (g) The Company has elected to treat Templeton Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Templeton Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) Templeton Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   (i) Templeton Fund does not have any unamortized or unpaid organizational fees or expenses.

   (j) All information to be furnished by the Company to the Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

   (k) Templeton Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

   (l) There is no intercorporate indebtedness existing between International Fund and Templeton Fund that was issued, acquired or will be settled at a discount.

   (m) Templeton Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of International Fund.

   (n) Except for a certain proposed redomestication of the Company to a Delaware statutory trust, the Company has no plan or intention to issue additional shares of Templeton Fund following the reorganization except for shares issued in the ordinary course of Templeton Fund's business as a series of an open-end investment company; nor does the Company have any plan or intention to redeem or otherwise reacquire any shares of Templeton Fund issued pursuant to the Plan of Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

   (o) Templeton Fund is in the same line of business as International Fund before the Plan of Reorganization and did not enter into such line of business as part of the reorganization. Templeton Fund will actively continue International Fund's business in substantially the same manner that International Fund conducted that business immediately before the Plan of Reorganization and has no plan or intention to change such business. On the Closing Date, Templeton Fund expects that at least 33 1/3% of International Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Templeton Fund. Templeton Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the reorganization. Templeton Fund has no plan or intention to sell or otherwise dispose of any of the former assets of International Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Templeton Fund will continuously review its investment portfolio (as International Fund did before the Closing) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of International Fund.

   (p) The registration statement on Form N-14 referred to in Section 7(g) hereof (the "Registration Statement"), and any prospectus or statement of additional information of Templeton Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement or any such prospectus or statement of additional information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of International Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

   (q) The Prospectus for Class A, Class C and Advisor Class shares of Templeton Fund, dated January 1, 2007, and the corresponding Statement of Additional Information, dated January 1, 2007, as amended to date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of Templeton Fund or any supplement thereto, that is hereafter filed with the U.S. Securities and Exchange Commission ("SEC") (copies of which documents shall be provided to the Trust promptly after such filing), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

5. Representations and Warranties by the Trust on behalf of International Fund.

   The Trust, on behalf of International Fund, represents and warrants to the Company that:

   (a) International Fund is a series of the Trust, a statutory trust created under the laws of the State of Delaware on December 21, 1993, and is validly existing under the laws of the State of Delaware. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Trust's International Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital, as required by the 1940 Act.

   (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of International Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, and has full voting rights. The Trust issues shares of four (4) series, including International Fund. International Fund has three classes of shares: Class A, Class C and Advisor Class, and an unlimited number of shares of beneficial interest of the Trust have been allocated and designated to each class of International Fund. No shareholder of the Trust has or will have any option, warrant or preemptive rights of subscription or purchase with respect to International Fund Shares.

   (c) The financial statements appearing in International Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2006, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the Company, and any interim financial statements for the Trust which may be furnished to the Company, fairly present the financial position of International Fund as of their respective dates and the results of International Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of International Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of International Fund.

   (e) The Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct International Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

   (f) The Trust, on behalf of International Fund, is not a party to or obligated under any provision of its Second Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") or Bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan. The Trust has furnished the Company with copies or descriptions of all material agreements or other arrangements to which International Fund is a party or to which its assets are subject. International Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated by International Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due or payable by International Fund.

   (g) The Trust has elected to treat International Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. International Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) International Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   (i) International Fund does not have any unamortized or unpaid organization fees or expenses.

   (j) The Prospectus for Class A, Class C and Advisor Class shares of International Fund, dated August 1, 2006, and the corresponding Statement of Additional Information, dated August 1, 2006, as amended to date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of International Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the Company promptly after such filing), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

   (k) International Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements. On the Closing Date, the Trust shall advise the Company in writing of all International Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

   (l) Since September 30, 2006 there has not been any material adverse change in International Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

   (m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by International Fund or the Trust of the transactions contemplated by the Plan, except the necessary International Fund shareholder approval, or as may otherwise be required under the federal or state securities laws or the rules and regulations thereunder.

   (n) All information to be furnished by the Trust or International Fund for use in preparing the Registration Statement, and the combined proxy statement and prospectus to be included in the Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

   (o) There is no intercorporate indebtedness existing between International Fund and Templeton Fund that was issued, acquired or will be settled at a discount.

   (p) During the five-year period ending on the Closing Date, (i) International Fund has not acquired, and will not acquire, International Fund Shares with consideration other than Templeton Fund Shares or International Fund Shares, except for redemptions in the ordinary course of International Fund's business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act, and (ii) no distributions have been made with respect to International
Fund Shares (other than regular, normal dividend distributions made pursuant to the International Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.

   (q) As of the Closing Date, International Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of International Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

   (r) Throughout the five year period ending on the Closing Date, International Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code. International Fund did not enter into (or expand) a line of business as part of the reorganization. International Fund will not alter its investment portfolio in connection with the reorganization.

6. Representations and Warranties by the Trust and the Company.

   The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each represents and warrants to the other that:

   (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m., Eastern Time, on the Closing Date for the purpose of determining the number of Templeton Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect each Fund's Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (b) Except as disclosed in its currently effective prospectus relating to International Fund, in the case of the Trust, and Templeton Fund, in the case of the Company, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither the Company nor the Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Templeton Fund's or International Fund's business or their ability to consummate the transactions herein contemplated.

   (c) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

   (d) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees/Directors, as the case may be, and the Plan, subject to the approval of International Fund's shareholders in the case of the Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

   (e) It anticipates that consummation of the Plan will not cause either International Fund, in the case of the Trust, or Templeton Fund, in the case of the Company, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end their respective fiscal years.

7. Covenants of the Trust and the Company.

   (a) The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each covenants to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

   (b) The Trust, on behalf of International Fund, undertakes that it will not acquire Templeton Fund Shares for the purpose of making distributions thereof to anyone other than International Fund's shareholders.

   (c) The Trust, on behalf of International Fund, undertakes that, if the Plan is consummated, it will liquidate and dissolve International Fund.

   (d) The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

   (e) At the Closing, the Trust, on behalf of International Fund, will provide Templeton Fund a copy of the shareholder ledger accounts, certified by International Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of International Fund Shares as of 4:00 p.m., Eastern Time, on the Closing Date who are to become shareholders of Templeton Fund as a result of the transfer of assets that is the subject of the Plan.

   (f) The Board of Trustees of the Trust shall call and the Trust shall hold, a Special Meeting of International Fund's shareholders to consider and vote upon the Plan (the "Special Meeting") and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust agrees to mail to each shareholder of record of International Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

   (g) The Company has filed with the SEC the Registration Statement and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   (h) Subject to the provisions of this Plan, the Company and the Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

   (i) The Trust shall deliver to the Company at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of International Fund transferred to the Company in accordance with the terms of this Plan.

8. Conditions Precedent to be Fulfilled by the Trust and the Company.

   The consummation of the Plan hereunder shall be subject to the following respective conditions:

   (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

   (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Directors/Trustees certified by its Secretary or equivalent officer of each of the Funds.

   (c) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

   (d) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of International Fund at a meeting or any adjournment thereof.

   (e) That a distribution or distributions shall have been declared for International Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by
Section 1222(9) of the Code.

   (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of International Fund or Templeton Fund.

   (g) That there shall be delivered to the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, an opinion in form and substance satisfactory to them, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Company and the Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, the laws of the State of Delaware and the State of Maryland, and based upon certificates of the officers of the Trust and the Company with regard to matters of fact:

      (1) The acquisition by Templeton Fund of substantially all the assets of International Fund as provided for herein in exchange for Templeton Fund Shares followed by the distribution by International Fund to its shareholders of Templeton Fund Shares in complete liquidation of International Fund will qualify as a reorganization within the meaning of
   Section 368(a)(1) of the Code, and International Fund and Templeton Fund will each be a "party to the reorganization" within the meaning of
   Section 368(b) of the Code;

      (2) No gain or loss will be recognized by International Fund upon the transfer of substantially all of its assets to Templeton Fund in exchange solely for voting shares of Templeton Fund (Sections 361(a) and 357(a) of the Code);

      (3) Templeton Fund will recognize no gain or loss upon the receipt of substantially all of the assets of International Fund in exchange solely for voting shares of Templeton Fund (Section 1032(a) of the Code);

      (4) No gain or loss will be recognized by International Fund upon the distribution of Templeton Fund Shares to its shareholders in liquidation of International Fund (in pursuance of the Plan) (Section 361(c)(1) of the
   Code);

      (5) The basis of the assets of International Fund received by Templeton Fund will be the same as the basis of such assets to International Fund immediately prior to the Plan of Reorganization (Section 362(b) of the Code);

      (6) The holding period of the assets of International Fund received by Templeton Fund will include the period during which such assets were held by International Fund (Section 1223(2) of the Code);

      (7) No gain or loss will be recognized by the shareholders of International Fund upon the exchange of their shares in International Fund for voting shares of Templeton Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

      (8) The basis of Templeton Fund Shares received by the shareholders of International Fund shall be the same as the basis of the International Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

      (9) The holding period of Templeton Fund Shares received by shareholders of International Fund (including fractional shares to which they may be entitled) will include the holding period of International Fund Shares surrendered in exchange therefor, provided that International Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

      (10) Templeton Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of International Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

   (h) That there shall be delivered to the Company, on behalf of Templeton Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Trust, on behalf of International Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) International Fund is a series of the Trust and that the Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, of International Fund. Three classes of shares of International Fund (Class A, Class C and Advisor Class) have been designated as International Fund Shares, and an unlimited number of shares of beneficial interest of the Trust have been allocated to International Fund Shares. Assuming that the initial shares of beneficial interest of International Fund were issued in accordance with the 1940 Act and the Trust Instrument and Bylaws of the Trust, and that all other outstanding shares of International Fund were sold, issued and paid for in accordance with the terms of International Fund's prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

      (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Trust on behalf of International Fund; and

      (5) To the knowledge of such counsel, neither the execution, delivery, nor performance of this Plan by the Trust, on behalf of International Fund, violates any provision of its Trust Instrument or By-laws, or the provisions of any agreement or other instrument filed by the Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of the Trust, on behalf of International Fund, and is enforceable against the Trust, on behalf of International Fund, in accordance with its terms.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

   (i) That there shall be delivered to the Trust, on behalf of International Fund, an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Company, on behalf of Templeton Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) Templeton Fund is a series of the Company and the Company is a validly existing corporation in good standing under the laws of the State of Maryland;

      (2) The Company is authorized to issue three billion nine hundred million shares of common stock, par value $1.00 per share of Templeton Fund. Templeton Fund is further divided into five (5) classes of shares of which Templeton Fund Shares constitute Class A, Class C and Advisor Class shares, par value $1.00 per share;

      (3) The Company is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Templeton Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Company, on behalf of Templeton Fund;

      (5) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, on behalf of Templeton Fund;

      (6) To the knowledge of such counsel, neither the execution, delivery, nor performance of this Plan by the Company, on behalf of Templeton Fund, violates any provision of its Articles of Incorporation or By-laws, or the provisions of any agreement or other instrument filed by the Company as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of the Company, on behalf of Templeton Fund, and is enforceable against the Company, on behalf of Templeton Fund, in accordance with its terms; and

      (7) The registration statement of the Company, of which the prospectus dated January 1, 2007 of Templeton Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company, and an opinion of local Maryland counsel as to matters of Maryland law.

   (j) That International Fund shall have received a certificate from the President or any Vice President and the Secretary or any Assistant Secretary of the Company, on behalf of Templeton Fund, to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective and at the date of the signing of this Plan, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   (k) That the Company's Registration Statement with respect to Templeton Fund Shares to be delivered to International Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (l) That Templeton Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Templeton Fund Shares lawfully to be delivered to each holder of International Fund Shares.

   (m) That, at the Closing, there shall be transferred to the Company, on behalf of Templeton Fund, aggregate Net Assets of International Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of International Fund on the Closing Date.

   (n) That there be delivered to the Company, on behalf of Templeton Fund, information concerning the tax basis of International Fund in all securities transferred to Templeton Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of International Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with International Fund with respect to each shareholder.


9. Expenses.

   The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows: Templeton Global Advisors Limited will pay 50% of the expenses, including the costs of the proxy solicitation, and International Fund and Templeton Fund will each pay 25% of the such expenses.

10. Termination; Postponement; Waiver; Order.

   (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of International Fund) prior to the Closing, or the Closing may be postponed as follows:

      (1) by mutual consent of the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund;

      (2) by the Company, on behalf of Templeton Fund, if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

      (3) by the Trust, on behalf of International Fund, if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

   (b) If the transactions contemplated by this Plan have not been consummated by December 31, 2007, the Plan shall automatically terminate on that date, unless a later date is agreed to by both the Company and the Trust.

   (c) In the event of termination of the Plan prior to consummation of the Plan of Reorganization pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, the Company, International Fund nor Templeton Fund, nor their directors, trustees, officers, or agents or the shareholders of International Fund or Templeton Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 9 hereof.

   (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof if, in the judgment of such party, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

   (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Trust nor the Company, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

   (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of International Fund, or the Board of Directors of the Company, on behalf of Templeton Fund, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without further vote or approval of the shareholders of International Fund, unless such terms and conditions shall result in a change in the method of computing the number of Templeton Fund Shares to be issued to International Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of International Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of the shareholders of International Fund at which such conditions so imposed shall be submitted for approval.

11. Liability of the Company and the Trust.

   (a) Each party acknowledges and agrees that all obligations of the Company under this Plan are binding only with respect to Templeton Fund; that any liability of the Company under this Plan with respect to the Company, or in connection with the transactions contemplated herein with respect to Templeton Fund, shall be discharged only out of the assets of Templeton Fund; that no other series of the Company shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither the Trust nor International Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Company, the directors, officers, employees or agents of the Company, or any of them.

   (b) Each party acknowledges and agrees that all obligations of the Trust under this Plan are binding only with respect to International Fund; that any liability of the Trust under this Plan with respect to International

Fund, or in connection with the transactions contemplated herein with respect to International Fund, shall be discharged only out of the assets of International Fund; that no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither the Company nor Templeton Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or any of them.

12. Entire Agreement and Amendments.

   The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

13. Counterparts.

   The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

14. Notices.

   Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Templeton Fund, at Templeton Funds, Inc., 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, Attention: Secretary, or International Fund, at Templeton Global Investment Trust, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, Attention: Secretary, as the case may be.

15. Governing Law.

   This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                              TEMPLETON FUNDS, INC.,
                                              on behalf of TEMPLETON FOREIGN
                                              FUND

                                              By:
                                                  ------------------------------
                                                  (Name)                 (Title)

                                              TEMPLETON GLOBAL INVESTMENT
                                              TRUST, on behalf of TEMPLETON
                                              INTERNATIONAL (EX EM) FUND

                                              By:
                                                  ------------------------------
                                                  (Name)                 (Title)

                                                                419 PROXY 01/07

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                  Please detach at perforation before mailing.






PROXY                 TEMPLETON INTERNATIONAL (EX EM) FUND             PROXY
                             MEETING OF SHAREHOLDERS
                                 MARCH 26, 2007

The undersigned hereby revokes all previous proxies for his/her shares of Templeton International (Ex EM) Fund ("International Fund") and appoints SHEILA
M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of International Fund that the undersigned is entitled to vote at the International Fund's Meeting of Shareholders to be held at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 at 12:00 Noon, Eastern Time, on March 26, 2007, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL INVESTMENT TRUST (THE "TRUST") ON BEHALF OF INTERNATIONAL FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL REGARDING THE REORGANIZATION OF INTERNATIONAL FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH TEMPLETON FUNDS, INC., ON BEHALF OF TEMPLETON FOREIGN FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                           VOTE VIA THE INTERNET:HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                           9999 9999 999


                           Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.


                           ---------------------------------------------------
                           Signature


                           ---------------------------------------------------
                           Signature


                           -------------------------------------------, 2007
                           Date                                 TIF_17285

                                                            YES     NO
                           I PLAN TO ATTEND THE MEETING.    |  |   |  |

                          (Continued on the other side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.




THE BOARD OF TRUSTEES UNANIMOUSLY  RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL
1.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |  |


                                                          FOR  AGAINST  ABSTAIN
1. To approve an Agreement and Plan of Reorganization      []     []        []
   between the Trust, on behalf of International Fund and Templeton Funds, Inc., on behalf of Templeton
   Foreign Fund ("Templeton Fund"), that provides for
   (i) the acquisition of substantially all of the assets of International Fund by Templeton Fund in exchange solely for Class A, Class C and Advisor Class shares of Templeton Fund, (ii) the distribution of such shares to the shareholders of International Fund, and (iii) the complete liquidation and dissolution of International
   Fund. Shareholders of International Fund will receive
   Class A, Class C or Advisor Class shares of Templeton
   Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholders' Class A, Class C or Advisor Class shares of International Fund.




            IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY.....TODAY


                                                                    TIF_17285

                      STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                             TEMPLETON FOREIGN FUND

                             DATED JANUARY 16, 2007

                Acquisition of Substantially All of the Assets of

                      TEMPLETON INTERNATIONAL (EX EM) FUND
                  a series of Templeton Global Investment Trust

                        By and in exchange for shares of
                             TEMPLETON FOREIGN FUND,
                        a series of Templeton Funds, Inc.

         This Statement of Additional Information (SAI) relates specifically to the proposed acquisition of substantially all of the assets of Templeton International (Ex EM) Fund in exchange for Class A, Class C and Advisor Class shares of Templeton Foreign Fund.

         This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

               1. The applicable Statement of Additional Information of
                  Templeton Foreign Fund - Class A, B, C, R & Advisor dated January 1, 2007.

               2. Annual Report of Templeton International (Ex EM) Fund for
                  the fiscal year ended March 31, 2006.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated January 16, 2007, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Templeton Foreign Fund, P.O. Box 33030, St. Petersburg, FL 33733-8030.

-------------------------------------------------------------------------------

The Statement of Additional Information of Templeton Foreign Fund - Class A, B, C, R & Advisor dated January 1, 2007, is part of this SAI and will be provided to all Class A, Class C and Advisor Class shareholders of Templeton International (Ex EM) Fund requesting this SAI. For purposes of this EDGAR filing, the Statement of Additional Information for Templeton Foreign Fund - Class A, B, C, R & Advisor dated January 1, 2007, is incorporated by reference to the electronic filing on Form N-1A made on December 15, 2006, under Accession No. 0000225930-06-000032.